 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2006

TXP CORPORATION
(F/K/A YTXP Corporation)
(Exact name of registrant as specified in its charter)

Nevada	000-27795	88-0443110
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

1299 Commerce Drive, Richardson, TX 75081
(Address of principal executive offices) (zip code)

(214) 575-9300
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Eric A. Pinero, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 11, 2006, TXP Corporation (the "Company") entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an qualified institutional buyer pursuant to which the Company sold an aggregate of $1,500,000 in shares (the “Shares”) of the Company’s common stock, par value $.001 per share, at a per share purchase price of $.32, together with five year warrants to purchase 2,343,750 shares of common stock at an exercise price equal to $0.50 per share and five year warrants to purchase 2,343,750 shares of common stock at an exercise price equal to $1.00 per share (collectively, the “Warrants”). The entire purchase price of the Shares and the Warrants was used by the Company to redeem its principal amount $550,000 and $577,000 10% secured convertible debentures issued to Cornell Capital Partners, L.P. in June 2005 and June 2006, respectively, each at a 20% premium, for a total redemption price of approximately $1,500,000.

The exercise prices of the Warrants are subject to adjustment in certain events, including, without limitation, upon the Company’s consolidation, merger or sale of all of substantially all of its assets, a reclassification of the Company’s common stock, or any stock splits, combinations or dividends with respect to the Company’s common stock. In addition, the Company has the option to call all or a portion of the Warrants so long as (i) the closing bid price of the Company’s common stock is trading at or above $1.50 for 20 consecutive trading days immediately preceding the call date, and (ii) the shares of common stock underlying the Warrants are registered under an effective registration statement on the call date.

Further, the Purchase Agreement provides for the filing of a registration statement by the Company with the Securities and Exchange Commission registering the Shares and the share common stock issuable upon exercise of the Warrants. The Company is obligated to file the registration statement no later than December 15, 2006 and to use its best efforts to cause the registration statement to be declared effective no later than 90 days after filing. If the Company does not meet the aforementioned filing and effectiveness deadlines, it shall pay to the investor an amount equal to 1% of the purchase price for the first 60 days or part thereof of the pendency of such non-registration event and 2% for each 30 days or part thereof thereafter, of the purchase price of the Shares and the Warrants; provided, however, that the aforementioned liquidated damages shall only accrue, if at all, for 12 months after the closing date.

On October 12, 2006, the Company entered into an Agreement (the "Agreement") with an accredited investor (the "Investor") pursuant to which the Company issued to the Investor five-year warrants to purchase an aggregate of 640,000 shares of common stock (the "Warrants") as consideration for the Investor agreeing to pledge an aggregate of $2,000,000 in free-trading shares of common stock of Adobe Systems Incorporated (NASDAQ:ADBE), Fossil Incorporated (NASDAQ:FOSL) or such other shares of free-trading common stock having a value of $2,000,000 in the aggregate beneficially owned by the Investor as may be agreed upon between the parties (the “Collateral”). The Collateral is to be pledged on behalf of the Company in favor of First Bank of Canyon Creek, or such other lending or financing institution as may be agreed upon between the parties (a “Lender”), as Collateral for a loan to be obtained Company from a Lender in an amount up to $2,000,000 with a term of up to 1 year (the “Term”), which will be further guaranteed personally and through the pledge of common stock beneficially owned by Michael Shores, the Company's Chief Executive Officer. The warrants are exercisable into shares of the Company's common stock at a price equal to $0.50 per share. As additional consideration of the Investor's agreement to pledge the Collateral to a Lender, the Company agreed to pay to the Investor a one-time commitment fee during the Term of 125,000 shares of the Company’s common stock (the “Commitment Fee”) no later than 90 days after the Collateral is deposited into the account of a Lender; provided, however, that the Company shall pay an additional Commitment Fee within 90 days after the renewal of the Loan by a Lender.

In addition, the Agreement provides for the filing of a registration statement (the “Registration Statement”) by the Company with the Securities and Exchange Commission registering the common stock issuable upon exercise of the Warrants and the common stock issued for the Commitment Fee. The Company is obligated to file the Registration Statement no later than 65 days from the date of closing and to use its best efforts to cause the Registration Statement to be declared effective no later than 120 days after filing and to insure that the Registration Statement remains in effect until all of the shares of common stock issuable upon exercise of the Warrants have been sold.

The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the Investor is an accredited investor, the Investor had access to information about the Company and his investment, the Investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 1.02 Termination of a Material Definitive Agreement.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
10.1	Securities Purchase Agreement dated as of October 11, 2006 by and between TXP Corporation and Kuekenhof Equity Fund, L.P.

10.2	$0.50 Warrant issued to Kuekenhof Equity Fund, L.P. dated as of October 11, 2006.

10.3	$1.00 Warrant issued to Kuekenhof Equity Fund, L.P. dated as of October 11, 2006.

10.4	Agreement dated as of October 12, 2006 by and between TXP Corporation and James Von Ehr, II.

10.5	Warrant issued to James Von Ehr, II dated as of October 12, 2006.

99.1	Press Release of TXP Corporation dated as of October 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXP CORPORATION

Dated: October 17, 2006	By:	/s/ Michael Shores
Name: Michael Shores Title: Chief Executive Officer